                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY


             We, the undersigned directors and officers of each of the limited liability companies (the "Companies") set forth on Schedule A hereto, and each of us, do hereby constitute and appoint Peter Cartwright, Ann B. Curtis, Robert
D. Kelly, Eric N. Pryor or Zamir Rauf our true and lawful attorney and agent, with power of substitution, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated above, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement of the Company on Form S-4 (the "Registration Statement") filed on or about June 18,2004, and any and all amendments (including post-effective amendments) to the Registration Statement and all instruments necessary or incidental in connection therewith, including specifically, but without limitation, power and authority to sign for us or any of us in our names, in the capacities indicated below, any and all amendments hereto, and to file the Registration Statement with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

             IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of July 13, 2004.



/s/ PETER CARTWRIGHT
-------------------------------------------------
Peter Cartwright
Principal Executive Officer and Director
of each Company

/s/ CHARLES B. CLARK, JR.
-------------------------------------------------
Charles B. Clark, Jr.
Principal Financial and Accounting Officer of
each Company

/s/ ANN B. CURTIS
-------------------------------------------------
Ann B. Curtis
Director of each Company

                                   SCHEDULE A



Calgen Expansion Company, LLC
Calpine Baytown Energy Center GP, LLC
Calpine Baytown Energy Center LP, LLC
Baytown Power GP, LLC
Carville Energy LLC
Calpine Channel Energy Center GP, LLC
Calpine Channel Energy Center LP, LLC
Channel Power GP, LLC
Columbia Energy LLC
Nueces Bay Energy LLC
Calpine Northbrook Southcoast Investors, LLC
Calpine Corpus Christi Energy GP, LLC
Decatur Energy Center, LLC
Delta Energy Center, LLC
CalGen Project Equipment Finance Company One, LLC
CalGen Project Equipment Finance Company Two, LLC
Calpine Freestone, LLC
CPN Freestone, LLC
Calpine Freestone Energy GP, LLC
Los Medanos Energy Center LLC
Morgan Energy Center, LLC
Pastoria Energy Facility L.L.C.
Calpine Pastoria Holdings, LLC
Calpine Oneta Power I, LLC
Calpine Oneta Power II, LLC
Zion Energy LLC
CalGen Project Equipment Finance Company Three, LLC
CalGen Equipment Finance Holdings, LLC
CalGen Equipment Finance Company, LLC

                                POWER OF ATTORNEY



                We, the undersigned officers of each of the partnerships (the "Partnerships") set forth on Schedule A hereto and directors of each of the general partners of the Partnerships set forth on Schedule B hereto (the "General Partners"), and each of us, do hereby constitute and appoint Peter Cartwright, Ann B. Curtis, Robert D. Kelly, Eric N. Pryor or Zamir Rauf our true and lawful attorney and agent, with power of substitution, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated above, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement of the Partnerships and the General Partners on Form S-4 (the "Registration Statement") filed on or about June 18, 2004, and any and all amendments (including post-effective amendments) to the Registration Statement and all instruments necessary or incidental in connection therewith, including specifically, but without limitation, power and authority to sign for us or any of us in our names, in the capacities indicated below, any and all amendments hereto, and to file the Registration Statement with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

                IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of July 13, 2004.


/s/ PETER CARTWRIGHT
--------------------------------------------------------
Peter Cartwright
Principal Executive Officer of each Partnership
and Director of each General Partner


/s/ CHARLES B. CLARK, JR.
--------------------------------------------------------
Charles B. Clark, Jr.
Principal Financial and Accounting Officer of
each Partnership


/s/ ANN B. CURTIS
--------------------------------------------------------
Ann B. Curtis
Director of each General Partner

                                   SCHEDULE A



Baytown Energy Center, LP
Baytown Power, LP
Channel Energy Center, LP
Channel Power, LP
Corpus Christi Cogeneration LP
Calpine Corpus Christi Energy, LP
Calpine Freestone Energy, LP
Calpine Power Equipment LP
Calpine Oneta Power, L.P.
Freestone Power Generation LP

                                   SCHEDULE B

Calpine Baytown Energy Center GP, LLC, general partner of Baytown Energy Center, LP
Baytown Power GP, LLC, general partner of Baytown Power, LP
Calpine Baytown Energy Center GP, LLC, general partner of Channel Energy Center, LP
Channel Power GP, LLC, general partner of Channel Power, LP
Nueces Bay Energy LLC, general partner Corpus Christi Cogeneration LP
Calpine Corpus Christi Energy GP, LLC, general partner of Calpine Corpus Christi Energy, LP
Calpine Freestone Energy GP, LLC, general partner of Calpine Freestone Energy, LP
Calpine Freestone, LLC, general partner of Calpine Power Equipment LP
Calpine Oneta Power I, LLC, general partner of Calpine Oneta Power, L.P.
Calpine Freestone, LLC, general partner of Freestone Power Generation LP